Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
2-34393, 811-1879

Certificate of Amendment Establishing and Designating Series is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110 to Janus Investment Fund's registration statement on Form N-1A, filed on December 23, 2003, accession number 0001035704-03-000849 (File No. 2-34393).